UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L

(Exact name of registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation)	333-106666 (Commission File Number)	98-0399297 (IRS Employer Identification No.)

174 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of principal executive offices)
(Zip Code)

(352) 226027
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

On March 30, 2004, it was announced that Vorwerk & Co. eins GmbH entered into an agreement whereby it will acquire all of the issued and outstanding common stock of CDRJ North Atlantic (Lux) S.àr.l. (“North Atlantic”), the parent company of Jafra Worldwide Holdings (Lux) S.àr.l., from North Atlantic’s shareholders. Vorwerk & Co. eins GmbH is an indirect wholly-owned subsidiary of Vorwerk & Co. KG, a family-owned company based in Wuppertal, Germany. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 9, “Regulation FD Disclosure,” and, except as shall be expressly set forth by specific reference in such filing, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L (Registrant)

Date: April 1, 2004	By:	/s/ Michael A. DiGregorio

Michael A. DiGregorio
Senior Vice President and
Chief Financial Officer